                                                                   EXHIBIT 24.1
                                                                   ------------
                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael J. O'Rourke, Richard A. Zona and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of First Bank System, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

           Signature                        Title                   Date
           ---------                        -----                   ----

                                           Director
- ---------------------------------
Coleman Bloomfield

  /s/ Roger L. Hale                        Director
- ---------------------------------                             December 19, 1994
Roger L. Hale

  /s/ Delbert W. Johnson                   Director
- ---------------------------------                             December 9, 1994
Delbert W. Johnson

  /s/ John H. Kareken                      Director
- ---------------------------------                             December 9, 1994
John H. Kareken

  /s/ Richard L. Knowlton                  Director
- ---------------------------------                             December 12, 1994
Richard L. Knowlton

  /s/ Kenneth A. Macke                     Director
- ---------------------------------                             December 12, 1994
Kenneth A. Macke

  /s/ Marilyn C. Nelson                    Director
- ---------------------------------                             December 12, 1994
Marilyn C. Nelson

  /s/ Will F. Nicholson, Jr.               Director
- ---------------------------------                             December 12, 1994
Will F. Nicholson, Jr.

  /s/ Nicholas R. Petry                    Director
- ---------------------------------                             December 9, 1994
Nicholas R. Petry

  /s/ Edward J. Phillips                   Director
- ---------------------------------                             December 8, 1994
Edward J. Phillips

  /s/ James J. Renier                      Director
- ---------------------------------                             December 12, 1994
James J. Renier

                                           Director
- ---------------------------------
S. Walter Richey

  /s/ Richard L. Robinson                  Director
- ---------------------------------                             December 9, 1994
Richard L. Robinson

  /s/ Richard L. Schall                    Director
- ---------------------------------                             December 19, 1994
Richard L. Schall

  /s/ Lyle E. Schroeder                    Director
- ---------------------------------                             December 9, 1994
Lyle E. Schroeder

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